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                                                                   EXHIBIT 10.8

                       CONTRIBUTION TO CAPITAL AGREEMENT
                       ---------------------------------


          This CONTRIBUTION TO CAPITAL AGREEMENT (this "Agreement") is made and entered into as of October 23, 1997 by and among The Pantry, Inc., a Delaware corporation (the "Company"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FS International"), Chase Manhattan Capital, L.P., a Delaware limited partnership, as predecessor-in-interest to Chase Manhattan Capital Corporation, a Delaware corporation ("Chase"), and Baseball Partners, a New York general partnership ("BP"). FSEP III, FS International, Chase and BP are sometimes collectively referred to as the "Holders" and individually as the "Holder."

                                R E C I T A L S
                                - - - - - - - -

          A. In connection with their investment in the Company on November 30, 1995, and on August 19, 1996, the Holders received a combination of (i) shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and (ii shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred").

          B. The Company and the Holders wish to modify the Company's capital structure by eliminating the Series A Preferred and by treating such capital structure as if the Company had never issued shares of Series A Preferred (the "Restructuring").

          C. In connection with the Restructuring, the Holders, being the holders of all of the outstanding shares of the Series A Preferred, have agreed to contribute to the capital of the Company each outstanding share of Series A Preferred held thereby (the "Series A Contribution") and, in connection therewith, to waive all rights and interests in and to any and all outstanding dividends related thereto.


                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the above-stated premises and such other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Contribution of Series A Preferred.  In connection with the
               ----------------------------------
Restructuring and immediately prior to the closing of the transactions contemplated by that certain Stock Purchase Agreement dated as of an even date herewith, by and among the Company, FSEP III, FS International, Chase and Peter
J. Sodini, each Holder shall make the Series A Contribution. Immediately following the Series A Contribution, the Company shall take all steps and necessary and appropriate to complete the Restructuring, including without limitation, the cancellation of all shares of Series A Preferred contributed by the Holders and the elimination of the Series A Preferred from the Company's capital structure.

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          2.   Waiver of All Dividends.  Pursuant to the Restructuring, the
               -----------------------
Holders hereby (a) acknowledge and agree that the Company has not declared and will not pay any dividend with respect to the Series A Preferred and (b) waive any and all rights and interests (i) in and to any and all dividends that may be cumulatively due and payable with respect to the Series A Preferred and (ii) that may otherwise arise under to Section 2 of the Certificate of Designation of Preferences of the Series A Preferred Stock of the Company, as amended.

          3.   Acknowledgement Regarding Warrants.  The parties hereto
               ----------------------------------
acknowledge and agree that, notwithstanding the completion of the Restructuring, no adjustment shall be made to the terms or conditions of the (a) the Common Stock Purchase Warrant dated December 30, 1996, relating to Forty-Four Thousand Two Hundred Twenty-One (44,221) shares of Common Stock issued by the Company in favor of FSEP III or (b) the Common Stock Purchase Warrant dated December 30, 1996 relating to One Thousand Seven Hundred Seventy-Nine (1,779) shares of Common Stock issued by the Company in favor of FSEP International, including without limitation, any adjustment of the exercise price of $380.00 per share or the number of shares issuable pursuant to the terms of either such warrant.

          4.   Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

          5.   Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, all of which shall be considered one and the same Agreement and each of which shall be deemed an original.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                         THE PANTRY, INC.,
                         a Delaware corporation


                         By:  /s/ WILLIAM T. FLYG
                             --------------------------------
                              Name: William T. Flyg
                                    -------------------------
                              Title: Senior Vice President - Finance and
                                     ------------------------
                                     Chief Financial Officer



                         FS EQUITY PARTNERS III, L.P.,
                         a Delaware limited partnership

                         By:  FS Capital Partners, L.P.
                              Its:  General Partner

                              By:   FS Holdings, Inc.
                                    Its: General Partner


                                    By:  /s/ WILLIAM M. WARDLAW
                                         ----------------------------

                                         Name:  William M. Wardlaw
                                               ----------------------
                                         Title: Vice President
                                                ---------------------


                         FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                         a Delaware limited partnership

                         By:  FS&Co. International, L.P.
                              Its:  General Partner

                              By:   FS International Holdings Limited
                                    Its: General Partner


                                    By:  /s/ WILLIAM M. WARDLAW
                                        -----------------------------

                                         Name: William M. Wardlaw
                                               ----------------------
                                         Title: Vice President
                                                ---------------------

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                   [Signatures continued from previous page]



                         CHASE MANHATTAN CAPITAL, L.P.
                         a Delaware limited partnership

                         By:  Chase Manhattan Capital Corporation
                              Its:  General Partner

                         By:   /s/ DONALD HOFMAN
                              ------------------------------------

                              Name:  Donald Hofman
                                     -----------------------------
                              Title: General Partner
                                     -----------------------------



                         BASEBALL PARTNERS,
                         a New York general partnership


                         By:   /s/ CHRISTOPHER BEHRENS
                              ------------------------------------

                              Name:  Christopher Behrens
                                     -----------------------------
                              Title: Principal
                                     -----------------------------


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